Exhibit 99.1

NightFood Schedules Investor Conference Call For November 21

Tarrytown, NY, November 17, 2017 – NightFood Holdings, Inc. (OTC:NGTF), a fully reporting, better-for-you snack company pioneering the nighttime nutrition category, is pleased to announce that the Company has scheduled an investor conference call at 4:30 PM eastern standard time on Tuesday, November 21, 2017.

NightFood Founder and CEO, Sean Folkson, will discuss the Company’s strategy, plans and recent sales milestones and other developments. Topics will include Company progress on developing a line of CBD infused products, NightFood sales metrics, the nationwide TV commercial for NightFood bars, and other upcoming marketing initiatives.

In addition, interested parties have the opportunity to submit questions concerning the Company prior to the call to Stuart Smith at SmallCapVoice.Com, Inc. via email: ssmith@smallcapvoice.com by 12:00 PM eastern standard time on Monday, November 20, 2017. Mr. Smith will compile a list of questions and submit them to the Company prior to the conference call. Which questions will be addressed will be based on the relevance to the overall shareholder base, and the question’s appropriateness in light of public disclosure rules.

To access the call:

Dial-In Number: 1-857-232-0157

Access Code: 422095

For those unable to participate in the live conference call, a replay will be available at https://smallcapvoice.com/blog/tag/ngtf/ shortly after the call has concluded. An archived version of the webcast will also be available http://ir.nightfood.com

About NightFood:

NightFood (OTC: NGTF), “The Nighttime Snack Company”, is a snack food company dedicated to providing consumers delicious, better-for-you, sleep-friendly choices for evening snacking. According to IRI Worldwide, 44% of snack consumption occurs at night, representing a consumer spend of over $1B weekly on nighttime snacks.

Currently, consumer’s most popular choices are cookies, chips, ice cream, and candy. These options are generally understood to be unhealthy, and often contain ingredients and nutritional profiles that can impair sleep quality. NightFood creates, manufactures, and distributes snacks formulated to help consumers satisfy nighttime cravings in a better, healthier, more sleep friendly way.

For more information, visit http://ir.nightfood.com and www.nightfood.com

Questions can be directed to investors@nightfood.com

Forward Looking Statements:

This current press release contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, any products sold or cash flow from operations.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with distribution and difficulties associated with obtaining financing on acceptable terms. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Media Contact:
Peter Leighton
888-888-6444, x5

Investor Contact:
Andrew Austin
A.S. Austin Company

888-888-6444, x3